[DESCRIPTION]  FORM 8-K/A


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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 2, 1999
                                                         ------------

                           MICROS-TO-MAINFRAMES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     New York                       022122                 13-3354896
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(State or Other Jurisdiction (Commission File Number)(IRS Employer Ident. No.)
    of Incorporation)


            614 Corporate Way, Valley Cottage, New York 10989
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          (Address of Principal Executive Offices)    (Zip Code)


                               (914) 268-5000
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              Registrant's telephone number, including area code





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Item 5.  Other Events

The Registrant is amending its Form 8-K dated June 2, 1999, to delete the Agreement and Plan of Merger filed as Exhibit 99.1 to that Form, which did not correctly reflect the agreement among the parties, and to file the Agreement and Plan of Merger that correctly reflected the agreement among the parties. All other information set forth under Item 5 and Item 7 of the previously filed Form 8-K remains the same.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits.

  99.1 Agreement and Plan of Merger dated as of June 2, 1999 by and among the Registrant, Pivot Acquisition Corporation, Pivot Technologies, Inc., and certain stockholders of Pivot Technologies, Inc.


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                                  SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MICROS-TO-MAINFRAMES, INC.
                                              (Registrant)


Date: December 9, 1999                    By: /s/Steven H. Rothman
                                             Steven H. Rothman
                                             CEO and President

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